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                                                                   EXHIBIT 99.10

                                     FORM OF

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                    under the
                          REGIONS FINANCIAL CORPORATION
                          1999 LONG-TERM INCENTIVE PLAN
                                Grant # _________

            Optionee: _________

            SS# _________

            Number Shares Subject to Option: _________

            Exercise Price per Share: _________

            Date of Grant: _________

      1. Grant of Option. Regions Financial Corporation (the "Company") hereby grants to the Optionee named above (the "Optionee"), under the Regions Financial Corporation 1999 Long-Term Incentive Plan (the "Plan"), a Non-Qualified Stock Option to purchase, on the terms and conditions set forth in this agreement (this "Option Agreement"), the number of shares indicated above of the Company's Common Stock (the "Stock"), at the exercise price per share set forth above (the "Option"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the Plan.

      2. Vesting of Option. Unless the exercisability of the Option is accelerated in accordance with Article 13 of the Plan, the Option shall vest (become exercisable) according to the following schedule:

                                    shares on
                                    shares on
                                    shares on

      3. Period of Option and Limitations on Right to Exercise. The Option will, to the extent not previously exercised, lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Option under the circumstances described in paragraphs (b), (c) and
(d) below, provide in writing that the Option will extend until a later date:

            (a) The Option shall lapse as of 5:00 p.m., Central Time, on the seventh anniversary of the date of grant (the "Expiration Date").

            (b) The Option shall lapse three months after the Optionee's termination of employment for any reason other than the Optionee's death or Disability; provided,

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      however, that if the Optionee's employment is terminated by the Company for cause or by the Optionee without the consent of the company, the Option shall lapse immediately.

            (c) If the Optionee's employment terminates by reason of Disability, the Option shall lapse one year after the date of the Optionee's termination of employment.

            (d) If the Optionee dies while employed, or during the three-month period described in subsection (b) above or during the one-year period described in subsection (c) above and before the Option otherwise lapses, the Option shall lapse one year after the date of the Optionee's death. Upon the Optionee's death, the Option may be exercised by the Optionee's beneficiary.

      If the Optionee or his beneficiary exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Optionee's termination of employment (including vesting by acceleration in accordance with Article 13 of the Plan).

      4. Exercise of Option. The Option shall be exercised by written notice directed to the Corporate Personnel Department of the Company at its offices in Birmingham, Alabama, in such form as the Committee may approve. Such written notice shall be accompanied by full payment in cash, shares of Stock previously acquired by the Optionee, or any combination thereof, for the number of shares specified in such written notice; provided, however, that if shares of Stock are used to pay the exercise price, such shares must have been held by the Optionee for at least six months. The Fair Market Value of the surrendered Stock as of the date of the exercise shall be determined in valuing Stock used in payment of the exercise price. In the sole discretion of the Company, the Option may be exercised through a broker in a so-called "cashless exercise" whereby the broker advances the exercise price to the Company on behalf of the Optionee and sells a sufficient portion of the Option shares to recover the advance; provided that in all instances a cashless exercise must comply with all applicable laws and regulations, including without limitation Regulation T of the Federal Reserve Board, the Sarbanes-Oxley Act of 2002, and applicable securities laws and regulations.

      Subject to the terms of this Option Agreement, the Option may be exercised at any time and without regard to any other option held by the Optionee to purchase stock of the Company.

      5. Limitation of Rights. The Option does not confer to the Optionee or the Optionee's personal representative any rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with the exercise of the Option. Nothing in this Option Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the Optionee's employment at any time, nor confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary.

      6. Stock Reserve. The Company shall at all times during the term of this Option Agreement reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option Agreement.

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      7. Optionee's Covenant. The Optionee hereby agrees to use his best efforts to provide services to the Company in a workmanlike manner and to promote the Company's interests.

      8. Restrictions on Transfer and Pledge. The Option may not be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or be subject to any lien, obligation, or liability of the Optionee to any other party other than the Company or a Parent or Subsidiary. The Option is not assignable or transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability is appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable options. The Option may be exercised during the lifetime of the Optionee only by the Optionee or any permitted transferee.

      9. Restrictions on Issuance of Shares. If at any time the Board shall determine in its discretion, that listing, registration or qualification of the shares of Stock covered by the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the exercise of the Option, the Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

      10. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Option Agreement and this Option Agreement shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Option Agreement, the provisions of the Plan shall be controlling and determinative.

      11. Successors. This Option Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Option Agreement and the Plan.

      12. Severability. If any one or more of the provisions contained in this Option Agreement are invalid, illegal or unenforceable, the other provisions of this Option Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

      13. Notice. Notices and communications under this Option Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

            Regions Financial Corporation
            105 Vulcan Road
            Second Floor
            Birmingham, AL 35209
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or any other address designated by the Company in a written notice to the
Optionee. Notices to the Optionee will be directed to the address of the Optionee then currently on file with the Company, or at any other address given by the Optionee in a written notice to the Company.

      IN WITNESS WHEREOF, REGIONS FINANCIAL CORPORATION, acting by and through its duly authorized officers, has caused this Option Agreement to be executed, and the Optionee has executed this Option Agreement, all as of the day and year first above written.

                                            REGIONS FINANCIAL CORPORATION

                                            By:
                                                ----------------------------

                                            Name: __________________________

                                            Title: _________________________

                                            OPTIONEE:

                                            ________________________________

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